Exhibit 10.2

                           ENNIS, INC.
                  REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is entered into as of November 1, 2004, by and among Ennis, Inc., a Texas corporation (the "Company"), and Alf R. Bumgardner and Marcia A. Bumgardner, individuals who are husband and wife and each a resident of Texas (each, a "Stockholder" and, collectively, the "Stockholders").

                            RECITALS

     A. The Company, the Stockholders, and Royal Business Forms, Inc., a Texas corporation ("Royal"), have entered into a Stock Purchase Agreement dated as of November 1, 2004 (the "Stock Purchase Agreement"), pursuant to which the Company will purchase all the outstanding capital stock of Royal from the Stockholders in exchange for Common Stock (the "Stock Purchase").

     B. It is a condition to the Stockholders obligation to consummate the Stock Purchase Agreement that the Company enter into this Agreement.

     C. The Company, Centrum Acquisition, Inc., a Delaware corporation ("Centrum"), and Midlothian Holdings LLC, a Delaware limited liability company ("Sub"), have entered into an Agreement and Plan of Merger (the "Merger Agreement"), dated June 25, 2004, pursuant to which Centrum will be merged (the "Merger") with and into Sub and the shares of capital stock of Centrum held by the Centrum's stockholders will be converted into Common Stock.

     D. This Registration Agreement is intended to include the Stockholders' Registrable Securities in the registration contemplated by the Merger Agreement, but in any case, to register the Stockholders' Registrable Securities no later than sixty days after the date this Agreement.

                            AGREEMENT

     NOW, THEREFORE, in consideration of the premises, covenants and conditions set forth in this Agreement, the parties mutually agree as follows:

SECTION 1.  GENERAL

     1.1 Definitions. As used in this Agreement the following terms shall have the following respective meanings:

          "Common Stock" means the common stock, $2.50 par value, of the Company.

          "Exchange  Act"  means the Securities Exchange  Act  of
     1934, as amended.

          "Form S-3" means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted

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     by  the  SEC  which  permits inclusion or  incorporation  of substantial information by reference to other documents filed by the Company with the SEC.

          "Holder" means any Person owning of record Registrable Securities that have not been sold to the public or any assignee of record of such Registrable Securities in accordance with Section 2.8 hereof, including without limitation the Stockholders and their respective permitted successors and assigns.

          "Person" means any individual, trust, corporation, partnership, limited partnership, limited liability company or other business association or entity, court, governmental body or governmental agency.

          "Register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

          "Registrable Securities" means Common Stock issued to the Stockholders in connection with the Stock Purchase.

          "Registration Expenses" shall mean all expenses incurred by the Company in complying with Sections 2.1, 2.2 and 2.3 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, Blue Sky fees and expenses, the expense of any auditor letter and any special audits incident to or required by any such registration, but shall specifically exclude Selling Expenses.

          "Rule  144"  means  Rule  144  promulgated  under   the
     Securities Act as in effect on the date hereof or any successor rule or regulation under the Securities Act subsequently adopted by the SEC.

          "SEC" or "Commission" means the Securities and Exchange
     Commission.

          "Securities Act" shall mean the Securities Act of 1933, as amended.

          "Selling   Expenses"   shall  mean   all   underwriting
     discounts and selling commissions applicable to any sale hereunder and all fees and expenses of legal counsel to the Holders.

SECTION 2.  REGISTRATION

     2.1  Required Registration.

          (a) Registration Statement. The Company will include the Registrable Securities of the Holders in its filing of the registration statement under the Securities Act pursuant to the Merger Agreement. The Company shall use its commercially reasonable efforts to prepare and file as promptly as practicable after the consummation of the Merger, but in no event later than sixty days from the date of this Agreement (even if no registration statement is filed pursuant to the Merger Agreement), and to effect all such registrations, qualifications and compliances

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(including,    without    limitation,    obtaining    appropriate
qualifications or exemptions under applicable state securities or
"blue   sky"  laws  and  compliance  with  any  other  applicable
governmental  or  securities law requirements or regulations)  as any Holder may reasonably request and that would permit or facilitate the sale of Registrable Securities in the open market (provided, however, that the Company shall not be required in connection therewith to qualify to do business or to file a general consent to service of process in any such state or jurisdiction). Notwithstanding the foregoing, the Company shall
not   be   obligated  to  effect  an  underwritten   registration
statement.

          (b)  Effectiveness; Suspension Right; Lock-Up.

               (i)     The  Company  will  use  its  commercially
reasonable efforts to maintain the effectiveness of the Registration Statement and other applicable registrations, qualifications and compliances until the registration rights granted under this Section 2 terminate in accordance with Section
2.5 (the "Registration Effective Period"), and from time to time will amend or supplement the Registration Statement and the prospectus contained therein as and to the extent necessary to comply with the Securities Act, the Exchange Act and any applicable state securities statute or regulation, subject to the following limitations and qualifications.

               (ii) Following the date on which the Registration Statement is declared effective, the Holders will be permitted (subject in all cases to Section 2.2 below) to offer and sell Registrable Securities during the Registration Effective Period in the manner described in the Registration Statement, provided that the Registration Statement remains effective and has not been suspended.

               (iii) Notwithstanding any other provision of  this
Section 2.1, but subject to Section 2.2, the Company shall have the right at any time (but no more than three times in any twelve-month period) to require that all Holders suspend further open market offers and sales of Registrable Securities whenever, and only if, in the reasonable good faith judgment of the Company after receipt of advice from outside counsel there is or there is
reasonably   likely  to  be  in  existence  material  undisclosed
information   or  events  with  respect  to  the   Company   (the
"Suspension  Right").   In the event the  Company  exercises  the
Suspension Right, such suspension will continue only for the period of time reasonably necessary for disclosure to occur at a time that is not detrimental to the Company or its stockholders or until such time as the information or event is no longer material (but in no event more than 30 days), each as determined in good faith by the Company after receipt of advice from outside
counsel.   The Company will promptly give the Holders  notice  of
any such suspension and will use all commercially reasonable efforts to minimize the length of the suspension.

               (iv)   Each  Holder  agrees, if requested  by  the
Company and an underwriter of a public offering of securities of the Company, not to sell, assign, donate, pledge, encumber, hypothecate, grant an option to or otherwise transfer or dispose of, whether in privately negotiated or open market transactions, any Common Stock or other securities of the Company held by it during a period not to exceed one hundred twenty (120) days following the effective date of the registration statement relating to such underwritten public offering, provided that all executive officers and directors of the Company are subject to substantially identical restrictions. Upon request of the Company, each Holder will execute an agreement agreeing to the foregoing

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and  containing  other customary terms and  conditions,  and  the
Company may impose stop-transfer instructions with respect to the shares subject to the foregoing restrictions until the end of such period.

     2.2    Procedure  for  Sale  of  Shares  under  Registration
Statement.

          (a) Delivery of Prospectus. For any offer or sale of any of the Registrable Securities by a Holder in a transaction that is not exempt under the Securities Act, the Holder, in addition to complying with any other federal securities laws, shall deliver a copy of the final prospectus (or amendment of or supplement to such prospectus) of the Company covering the Registrable Securities in the form furnished to the Holder by the Company to the purchaser of any of the Registrable Securities on or before the settlement date for the purchase of such Registrable Securities.

          (b) Copies of Prospectuses. The Company shall furnish to each Holder a reasonable number of copies of the final prospectus (or amendment of or supplement to such prospectus) of the Company covering the Registrable Securities as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not as of the date of delivery to the Holder include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, in each case exclusive of information supplied by such Holder expressly for inclusion in the Registration Statement.

     2.3 Termination of Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under Section 2.1 prior to the effectiveness of such registration whether or not any Holder has elected to include Registrable Securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 2.4 hereof.

     2.4 Expenses of Registration. Except as provided herein, all Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Section 2.1 or Section 2.3 herein shall be borne by the Company. All Selling Expenses incurred in connection with any registrations hereunder shall be borne by the holders of the securities so registered pro rata on the basis of the number of shares so registered.

     2.5 Termination of Registration Rights. All registration rights granted under this Section 2 shall terminate and be of no further force and effect as to any Holder at such time as such Holder is free to sell all Registrable Securities held by such Holder pursuant to paragraph (k) of Rule 144 under the Securities Act or a comparable exemption from registration that enables the Holder to sell all Registrable Securities held by such Holder without registration and without restriction as to the manner of sale or otherwise.

     2.6 Delay of Registration; Furnishing Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 2.1 that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as reasonably shall be required to effect the registration of their Registrable Securities.

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     2.7    Indemnification.   In  the  event   any   Registrable
Securities are included in a registration statement under Section
2.1:

          (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation") by the Company: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such registration statement; and the Company will promptly reimburse to each such Holder for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided however, that the Company shall not be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with information furnished expressly for use in connection with such registration or for incorporation by reference in such registration statement by the Stockholders or such Holder in writing.

          (b) To the extent permitted by law, each Stockholder severally and jointly will, if Registrable Securities held by any Holder are included in the securities as to which such registration is being effected, indemnify and hold harmless the Company, each of its directors, its officers and each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or such other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with information furnished the Stockholders or any Holder in writing to the Company expressly for use in connection with such registration or for incorporation by reference in such registration statement; and each Stockholder severally and jointly will promptly reimburse to the Company or any such director, officer, controlling person, underwriter or other Holder any legal or other expenses reasonably incurred by such party in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there was such a Violation.

          (c)   If  the  indemnification  provided  for  in  this
Section 2.7 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or

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liability  in  such proportion as is appropriate to  reflect  the relative fault of the indemnifying parry on the one hand and of the indemnified party on the other in connection with the
Violations)  that  resulted  in  such  loss,  claim,  damage   or
liability,   as   welt   as   any   other   relevant    equitable
considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          (d) The obligations of the Company and Stockholders under this Section 2.7 shall survive completion of any offering of Registrable Securities in a registration statement and the termination of this Agreement.

          (e) Promptly after receipt by an Indemnified Party of notice of the commencement or of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 2.7, such indemnified party shall, if a claim in respect thereof is to be made against a party required to provide indemnification, give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligation under the preceding subdivisions of this Section 2.7, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless
(i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be, in the reasonable judgment of the indemnified party, inappropriate due to actual differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (i) the fees and expenses of more than one separate firm for the Company, its directors, its officers who sign the Registration Statement and each Person, if any, who controls the Company within the meaning of either such Section and (ii) the fees and expenses of more than one separate firm for any Stockholders, Holders and all Persons, if any, who control any Holder within the meaning of either such Section. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, which consent will not be unreasonably withheld, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the consent of the indemnified party, effect the settlement or

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compromise of, or consent to entry of any judgment or enter  into any settlement with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (A) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (B) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

          2.8 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 2 may be assigned by a Stockholder to a transferee of Registrable Securities that is: (a) the estate of such Stockholder, or the spouse, siblings or lineal descendants of such Stockholder, or such Stockholder's spouse's siblings or lineal descendants or trusts for the benefit of any of the foregoing; (b) a trust or individual who or which, directly or indirectly through one or more intermediaries, is controlled by or under common control with such Stockholder or which controls, directly or indirectly through one or more intermediaries, such Stockholder; (c) a trust for the benefit of any of the foregoing; or (d) any other lawful transferee of all, but not less than all, of such Stockholder's Registrable Securities; provided, however,
(i) the transferor shall, within ten (10) days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned and
(ii) such transferee shall agree to become a party to and be subject to all restrictions set forth in this Agreement. For purposes of this Section 2.8, the terms "control", "controlled" and "common control with" mean the ability, whether by the direct or indirect ownership of voting securities or other equity interest, by contract or otherwise, to elect a majority of the directors of a corporation, to select the managing or general partner of a partnership or limited partnership, respectively, or otherwise to select a majority of those persons exercising governing authority over an entity.

          2.9 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, at all times the Company agrees to:

          (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

          (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

          (c) furnish to each Holder promptly upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such holder may reasonably request in availing itself of any rule or regulation of the
Commission allowing such holder to sell any Registrable Securities without registration.

     2.10  Representation  and Warranties of  the  Company.   The
Company represents and warrants as follows:

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          (a)   The  execution, delivery and performance of  this
Agreement by the Company have been duly authorized by; all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, Certificate of Incorporation of the Company or By-laws of the Company or any provision of any indenture, agreement or other instrument to which it or any of its properties or assets is bound, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

          (b) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights in general and subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the provisions of Section 2.7 may be deemed to conflict with public policy.

SECTION 3.  MISCELLANEOUS

     3.1 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Texas as applied to agreements among Texas residents entered into and to be performed entirely within Texas.

     3.2 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto; provided, however, that prior to the receipt by the Company of written notice of the transfer of any Registrable Securities specifying the full name and address of the transferee, the Company may deem and treat the person listed as the holder of such shares in its records as the absolute owner and holder of such shares for all purposes, including the payment of dividends or any redemption price.

     3.3 Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof and no party shall be liable or bound to any other in any manner with regard to the subject matter hereof by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

     3.4 Severability. In case any provision of the Agreement shall be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     3.5  Amendment and Waiver.

          (a) This Agreement may be amended or modified only upon the written consent of the Company and the Stockholders.

          (b) The obligations of the Company and the rights of the Holders under this Agreement may be waived only with the written consent of the Stockholders.

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     3.6   Delays  or Omissions.  It is agreed that no  delay  or
omission to exercise any right, power or remedy accruing to any Holder, upon any breach, default or noncompliance of the Company under this Agreement shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on any Holder's part of any breach, default or noncompliance under the Agreement or any waiver on such Holder's part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise afforded to Holders, shall be cumulative and not alternative.

     3.7 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, but if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the party to be notified at the address or facsimile number as set forth below or at such other address or facsimile number as such party may designate by ten (10) days advance written notice to the other parties hereto:

     if to Company:                with copies to:
     ---------------               ---------------

     Ennis, Inc.                   Hughes & Luce, L.L.P.
     2441 Presidential Parkway     1717 Main Street, Suite 2800
     Midlothian, Texas 76065       Dallas, Texas 75201
     Attention:  Keith Walters     Attention:  David G. Luther
                                   Telecopy:  (214) 939-5849

     if to Stockholders:           with copies to:
     ------------------            ---------------
     Alf R. and                    Robert C. Johnson, Jr.
     Marcia A. Bumgardner          5500 Preston Rd., Suite 370
     401 Royal Colonnade           Dallas, TX 75205
     Arlington, TX 76011           Telecopy: (214) 521-6352


     3.8 Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     3.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     3.10   Aggregation  of  Stock.   All  of   the   Registrable
Securities held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this REGISTRATION RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.



                              ENNIS, INC.


                              /s/ Keith S. Walters
                              ------------------------
                              By: Keith S. Walters
                              Title: Chairman, CEO, and President


                              STOCKHOLDERS:


                              /s/ Alf R. Bumgardner
                              ------------------------
                                Alf R. Bumgardner



                              /s/ Marcia A. Bumgardner
                              ------------------------
                                Marcia A. Bumgardner